2023 Investor Day November 9, 2023 Charlotte, NC

Welcome and Opening Remarks Andrea Daley VP, Investor Relations November 9, 2023

Forward-Looking Statements and Associated Risks This presentation contains statements that do not directly and exclusively relate to historical facts which constitute forward-looking statements, including, statements and projections concerning, among other things, the expected timing, benefits and costs associated with the Company’s restructuring plan described in this presentation. The Company’s forward-looking statements represent current expectations and beliefs and involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements and no assurance can be given that the results described in such forward-looking statements will be achieved. Investors are cautioned not to place undue reliance on such forward-looking statements which speak only as of the date they are made. The forward-looking statements are subject to numerous assumptions, risks and uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of our control. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause the Company’s actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following: the Company’s ability to remain profitable in a very competitive marketplace, which depends upon the Company’s ability to differentiate its products and services from those of competitors; the Company’s failure to realize assumptions and projections which may result in the need to record additional impairment charges; the effect of changes to the Company’s distribution channels for its products and the failure of significant distributors of the Company to effectively manage their inventories; the Company’s ability to control costs and failure to realize expected benefits of cost reduction and restructuring efforts and the Company’s failure to anticipate and appropriately adapt to changes or trends within the rapidly changing dental industry. Investors should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, (“Risk Factors”) in the Company’s most recent Form 10-K, including any amendments thereto, and any updating information which may be contained in the Company’s other filings with the SEC, when reviewing any forward-looking statement. The Company notes these factors for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider either the foregoing lists, or the risks identified in the Company’s SEC filings, to be a complete discussion of all potential risks or uncertainties. Testimonials for Dentsply Sirona’s products and services are received in various forms via a variety of submission methods. Individual results may vary. Dentsply Sirona does not claim, nor should anyone assume, that any individual experience recounted is typical or representative of what any other consumer might experience. Testimonials are not necessarily representative of what any other user may experience. The clinicians giving testimonials in this presentation have been compensated for use of their experiences. 3 Non-GAAP Financial Measures In addition to results determined in accordance with U.S. generally accepted accounting principles (“US GAAP”) the Company provides certain measures in this presentation, described below, which are not calculated in accordance with US GAAP and therefore represent Non-GAAP measures. These Non-GAAP measures may differ from those used by other companies and should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with US GAAP. These Non-GAAP measures are used by the Company to measure its performance and may differ from those used by other companies. Management believes that these Non-GAAP measures are helpful as they provide a measure of the results of operations, and are frequently used by investors and analysts to evaluate the Company’s performance exclusive of certain items that impact the comparability of results from period to period, and which may not be indicative of past or future performance of the Company. The Company does not provide forward-looking estimates on a GAAP basis as certain information is not available and cannot be reasonably estimated.

Today's Agenda

8:30 am

Welcome and Opening Remarks

Andrea Daley — *VP, Investor Relations*

Transforming Dentistry

Simon Campion — *President and Chief Executive Officer*

Delivering Accelerated Growth

Andreas Frank — *EVP, Chief Business Officer*

Connecting the Future of Dentistry

Max Milz — *GVP, Connected Technology Solutions*

Q&A Session

Break

10:20 am

KOL Panel

Lauren Seymour — *VP of Sales, North America Commercial*
Dr. Shivi Gupta — *California Clinical Leader, Scripps Rock Dental*
Dr. Meena Barsoum — *Illinois Clinical Leader, Impressive Smiles*

10:40 am

Commercial Excellence Panel

Andrea Frohning — *SVP, Chief Human Resources Officer*
Andrew Robinson — *SVP, North America RCO*
Bruce Peatey — *GVP, APAC RCO*
Gerry Campbell — *GVP, EMEA RCO*

Driving Performance Through Global Supply Chain Transformation

Tony Johnson — *SVP, Chief Supply Chain Officer*

Financial Review

Glenn Coleman — *EVP, Chief Financial Officer*

Q&A Session

Closing Remarks

12:05 pm

Leadership Luncheon and Technology Tours

4

Transforming Dentistry Simon Campion President and Chief Executive Officer November 9, 2023

6 Key Messages Dental is an attractive industry with DS well-positioned for profitable growth by executing on our clear strategy Our transformation plans will shape a more durable, nimble and faster growing business over the long-term Winning portfolio with sustainable competitive advantages including global scale and digital dentistry solutions New leadership team driving a high-performance culture with focus on execution, accountability and value creation Creating Value for All Stakeholders

Agile We innovate. We challenge ourselves constantly. We act quickly Accountable We hold ourselves and each other accountable Respectful We listen. We foster diversity and inclusion. We respect the communities in which we live and work Collaborative We are good partners. We learn from each other. We are ONE team Trustworthy Our customers can rely on us. We can rely on each other. We empower our people Renewed Commitment to Our Values Vision We transform dentistry to improve oral health globally 7

Dentsply Sirona Snapshot (NASDAQ: XRAY)

Key Statistics

1877	Charlotte, NC	~15,000	100+	400,000+	$3.9B
Founded	Headquarters	Total Employees	Countries Served	Dental Professionals Trained Annually[1]	2022 Net Sales



Orthodontic and Implant Solutions
26%
Essential Dental Solutions
36%
Sales by Segment
('22)
Connected Technology Solutions
31%
Wellspect Healthcare
7%



Rest of World
25%
United States
35%
Sales by Region
('22)
Europe
40%

Business Strengths

- End-to-End Dental Portfolio
- 140+ Years of Innovation
- Scaled Across Global Markets
- World Class Clinical Education
- Trusted Brands

World's Largest Manufacturer of Professional Dental Solutions

[1] Includes dentists, technicians, hygienists and dental assistants that participated in clinical education courses in 2022

8

Dental: An Attractive and Evolving Market



Long-Term Macro Tailwinds

- Positive demographic trends
- Increasing globalization
- Rising awareness of, and better access to, oral healthcare
- Continued aesthetic dental growth

30%+ Geriatric patients are edentulous[1]

8%+ Expected market growth of aesthetic dental[1]



Integrated, Connected and Accessible Care

- Efficient digital workflows enabled by interoperable and connected technology
- Improved customer and patient experience
- Solutions to enhance collaboration between GPs, specialists, labs, DSOs and patients

50% Practices using patient experience software[2]

30% Estimated global IOS adoption[3]



An Evolving Industry

- Growing adoption of digital technologies
- Increasing DSO presence
- Increasing role for GP

40% Dental practices will be part of DSOs within 5 years[3]

45% Global population affected by 1 or more untreated oral diseases[4]

Shifting Industry Dynamics Necessitate New and Innovative Solutions

GP: General Practitioner, DSO: Dental Support Organization
[1] Source: Grand View Research, aesthetic dental services expected market growth CAGR '23 – '30
[2] Source: NextHealth Survey
[3] Source: Dentsply Sirona estimates and J.P. Morgan North American Equity Research
[4] Source: World Health Organization

9

Opportunity to Capture Share in Growing Segments

Total Addressable Markets


~$7B
~$10B
~$5B
~$8B
~$30B
~$2B
~$32B
Connected Technology Solutions
Orthodontic and Implant Solutions
Implants and Prosthetics
Aligners
Essential Dental Solutions
Total Dental
Wellspect Healthcare
Total

	Connected Technology Solutions	Orthodontic and Implant Solutions: Implants and Prosthetics	Orthodontic and Implant Solutions: Aligners	Essential Dental Solutions	Total Dental	Wellspect Healthcare	Total
Estimated Long-term **Market Growth**	MSD	MSD	15%+	LSD	LSD - MSD	MSD	LSD - MSD
DS Target Growth[1]	MSD+	MSD	20%+	LSD	MSD+	MSD+	MSD+

Uniquely Positioned with a Winning Portfolio

LSD: Low-Single Digits, MSD: Mid-Single Digits
Category data source: internal estimates
[1] CAGR through 2026E

10

Our Strategy Transform dentistry by digitalizing dental workflows, driving product and service innovation and delivering an exceptional customer and patient experience through an engaged and diverse workforce Enabled by the DS Operating Model ONE TEAM | INNOVATION | DISCIPLINED EXECUTION 11 ACHIEVE ANNUAL GROWTH & MARGIN COMMITMENTS 1 ENHANCE & SUSTAIN PROFITABILITY 2 ACCELERATE ENTERPRISE DIGITALIZATION 3 WIN IN ALIGNERS & IMPLANTS 4 CREATE HIGH PERFORMANCE CULTURE 5

The DS Operating Model 12 Plan | Process | Performance Empowering Customers

Winning as One Team … 13 … To Build a High-Performance Culture Empowering Customers Ethics and Compliance ▪ Tone from the top ▪ Code of Ethics and Business Conduct ▪ Speak up culture Empowerment ▪ Bold decision making ▪ Generation of new ideas Commitment ▪ Mission driven ▪ Organizational structure drives alignment, accountability and discipline ▪ Employee engagement and recognition Plan | Process | Performance

A Sustainability Strategy Aligned to Our Company Strategy

SELECT 2022 ESG HIGHLIGHTS

HEALTHY SMILES

5.4M+
Empowered smiles

+7,000
Clinical education and training courses across 75 countries

+416,000
Dental professional clinical education course registrations[1]

HEALTHY PLANET

>15%
Reduced water withdrawal intensity[2]

>15%
Reduced total GHG emissions intensity[2]

4%
Reduced total waste[2]

HEALTHY BUSINESS

55%
Board member diversity[3]

+2,600
Members participate in our 7 Employee Resource Groups

31%
YoY decrease in recorded injuries or illness

2025 PRIORITY GOALS


25 million smiles


Top decile injury and illness prevention / avoidance rate


Global gender parity


Gender pay parity


Net Zero carbon emissions (Scopes 1-3) by 2050

[1] Registrants includes dentists, technicians, hygienists, dental assistants and students.
[2] Water withdrawal and GHG emissions reduction against a 2019 baseline. GHG emissions includes Scope 1 and 2, waste absolute reduction compared to 2021.
[3] Diversity represents female and/or people of color, with average tenure of five years.

14

BEYOND

15 Achieving 25 million smiles by 2025 Empowering Women Making dentistry an inclusive industry by supporting women through various programs like Firstto50, Smart Integration Award, Partner of Women in DSO and She’s Prime Project 32 Transforming access to dental care by providing endodontic treatment to people living in remote areas Donating equipment and volunteering time to deliver oral health care in the Amazon Amazon Doctors Advancing the future of cleft care together. Through our donations we have supported more than 2,700 cleft surgeries since the launch of our partnership in 2021 Smile Train DSO: Dental Support Organization

New Leadership Focused on Execution, Accountability and Value Creation 16 Joined Dentsply Sirona within last 2 years 100% MedTech Experience 100% Transformation Experience 75% Joined Dentsply Sirona within Last 2 Years Gerry Campbell GVP, EMEA RCO Andrew Robinson SVP, North America RCO Rodrigo Canelhas GVP, LATAM RCO Bruce Peatey GVP, APAC RCO Tony Johnson SVP, Chief Supply Chain Officer Emily Miner SVP, Quality and Regulatory Erania Brackett SVP, Customer Experience and Orthodontic Aligner Solutions, Head of Sustainability Glenn Coleman EVP, Chief Financial Officer Andreas Frank EVP, Chief Business Officer Rich Rosenzweig SVP, Corporate Development, General Counsel and Secretary Andrea Frohning SVP, Chief Human Resources Officer Simon Campion President and Chief Executive Officer Presenting Today

Growing Through Innovation ... 17 ... To Transform Dentistry and Improve Customer Experience Digitalization Focused on Customer Needs ▪ Acceleration of digitally connected solutions ▪ Digitally mapped dental workflows ▪ Customizable and scalable Customer Centricity ▪ Deeper and continuous customer needs assessment and involvement in product design ▪ Improving customer engagement and education ▪ Expanding partnership and engagement with DSOs Product Quality and Patient Safety ▪ Core to our philosophy of customer and patient centric ▪ Elevated role and visibility within DS ▪ Investments in processes and competenciesPlan | Process | Performance DSO: Dental Support Organization Empowering Customers

Key Focus Areas for Strong Customer Advocacy 18 NPS is At or Above Key Competitors(1) Strong Customer Advocacy in Endo Files, Chairside Mill and 3D Printing Cross-category Offerings that Provide Digital Integration and Convenience are Important ▪ No meaningful gaps in product portfolio ▪ Ability to meet all key purchasing criteria (KPC) ▪ Sales and customer service performance ▪ Customer share of wallet ▪ Customer usage and future needs Voice-of-Customer Research 2,000+ customers THREE Key Markets USA DE CN NPS: Net Promoter Score (1) At a master brand level Customer Perceptions Provide Portfolio Insights and Opportunity Voice-of-Customer Results

Driving Disciplined Execution ... 19 ... To Enhance Operational Excellence and Improve Business Performance Integrated ▪ Enterprise first ▪ Infrastructure investments to drive efficiencies, improve customer experience and enable new business strategies Efficient ▪ Ongoing portfolio optimization ▪ Streamlining the organization; improving processes ▪ Simplifying the network Measurable ▪ Well-defined strategic and operational goals ▪ KPIs to monitor progress and drive performance ▪ Rigorous allocation of resources to high-return opportunities Plan | Process | Performance Empowering Customers

20 … To Increase Efficiency and Effectiveness Strategic Reinvestments for Hygiene and Growth Organizational Realignment $200M+ Est. annual run-rate savings SKU Optimization Channel Investments ERP Clinical Education Transforming the Business … Network Optimization Compliance

Committed to Meaningful Improvement Over Next 3 Years and Beyond 4% – 6%(1) Organic Growth CAGR $3.00 2026E Adj. EPS 21 ✓ Higher growth trajectory ✓ Actions taken to reduce cost structure ✓ Focus investments on high-growth platforms and geographies ✓ New capital deployment strategy ✓ Drive improved organizational efficiency +500 bps Margin Expansion 2023E – 2026E Execution x Transformation = Performance (1) Assumes non-recessionary, normalized macro environment, including patient traffic

Accelerating Profitable Growth Andreas Frank Executive Vice President, Chief Business Officer November 9, 2023

23 Key Messages Connected Portfolio – largest end-to-end dental platform positioned for digital growth DS Core – cloud-enabled force multiplier to connect clinical workflows and technology Global Clinical Education – expansive and evolving programs to support customers Commercial Excellence – focus on customer success and execution to deliver sustained competitive advantage Accelerating Profitable Growth with Enhanced Customer Experience

Levers to Accelerate Profitable Growth 24 Differentiated Customer Experience with Dentsply Sirona Clinical Education Commercial Excellence Winning Portfolio Key Value Drivers Digitalization Customer Intimacy Disciplined Execution

Wellspect Healthcare $0.3B 2022 Net Sales Urology Enterology MSD+ Target Growth(1) #2 Continence Care Essential Dental Solutions $1.4B 2022 Net Sales Endodontics Restorative Preventive LSD Target Growth(1) #1 Endodontics #2 Restorative #1 Preventive Orthodontic and Implant Solutions $0.7B 2022 Net Sales Implants $0.3B 2022 Net Sales Aligners Premium Implants Regenerative and Digital Services Lab Materials Value Implants SureSmile Byte MSD Target Growth(1) 20%+ Target Growth(1) #4 Implants and Prosthetics #3 Professional #2 DTC Connected Technology Solutions $1.2B 2022 Net Sales CAD/CAM (IOS, Mill, Print) Treatment Centers and Instruments Imaging MSD+ Target Growth(1) #1 Full- Chairside #3 IOS #3 Treatment Centers and Instruments #2 Imaging Comprehensive End-To-End Portfolio Across Served Markets 25 Key Product Categories Leading Market Positions LSD: Low-Single digits, MSD: Mid-Single Digits (1) CAGR through 2026E

Wellspect Healthcare Business Overview

Key Categories

Urology
LoFric, Orego



Enterology
Navina



Sales by Category



Urology
Enterology
$0.3B
2022
Net Sales

Sales by Region



United States
Rest of World
$0.3B
2022
Net Sales
Europe

Market Size

(MSD Est. LT Growth)



Dentsply Sirona
~$2B
Total Addressable
Market
Competitors

Reliable and Innovative Solutions for Continence Care

MSD: Mid-Single Digits
Sales by product category and sales by region pie charts represent 2022 Net Sales
Addressable market represents intermittent catheters and transanal irrigation (TAI) devices

26

Wellspect Healthcare Growth Drivers 27 Accretive Growth and Margin Profile; Positioned to Gain Share Key Initiatives 2023E 2026E MSD+ 3-Year CAGR 4 3 2 1 Gain share through innovation and commercial execution (B2B and DTP) Expand in markets with favorable reimbursement Leverage investments in lean operating model Maintain leadership in sustainability MSD = Mid-Single Digits, DTP = Direct-to-Patient Enterology Urology Sales Growth

CONNECTED TECHNOLOGY Trusted Workflow Experience Advancing Oral Health DS Core as Force Multiplier for the Digital Dental Practice TRUSTED WORKFLOW Patient Clinician Lab Accretive Growth Through Connected Portfolio >45% of Revenue Today 28

Connected Technology Solutions Business Overview

Key Categories

CAD/CAM (IOS, Mill, Print)
CEREC, Primescan, Primeprint, Primemill



Treatment Centers and Instruments
Axano



Imaging
Schick, Axeos, Orthophos



Sales by Category


Imaging
$1.2B
2022
Net Sales
CAD/CAM
(IOS, Mill,
Print)
Treatment Centers
and Instruments

Sales by Region


Rest of World
United States
$1.2B
2022
Net Sales
Europe

Market Size

(MSD Est. LT Growth)


Dentsply Sirona
~$7B
Total Addressable
Market
Competitors

Leading Connected Portfolio for Efficient Digital Workflows

IOS: Intraoral Scanner, MSD: Mid-Single Digits
Sales by product category and sales by region pie charts represent 2022 Net Sales
Market size source: management estimates; Dentsply Sirona market share is based on an assumed final price to the end customer; total addressable market size excludes product categories in regions/segments where Dentsply Sirona does not compete

29

Connected Technology Solutions Growth Drivers 30 Enhanced Patient and Practice Outcomes with Practice Digitalization 1 2 3 4 5 Key Initiatives Improve workflow efficiency Connect IOS and imaging installed base to DS Core Invest in operational and clinical AI Leverage CEREC leadership for milling and printing Sales Growth Expand open, cloud-based DS Core platform 2023E 2026E MSD+ 3-Year CAGR CAD/CAM Imaging Treatment Centers and Instruments MSD: Mid-Single Digits, IOS: Intraoral Scanner

Implants and Prosthetics Solutions Business Overview

Key Categories

Premium Implants
PrimeTaper, OmniTaper



Regenerative and Digital Services
OSSIX, Atlantis



Lab Materials
Lucitone



Value Implants
MIS



Sales by Category


Value Implants
Lab Materials
Premium Implants
Regenerative and Digital Services
$0.7B
2022
Net Sales

Sales by Region


Rest of World
United States
Europe
$0.7B
2022
Net Sales

Market Size
(MSD Est. LT Growth)


Lab Materials
~$10B
Total Addressable Market
Implants and Biomaterials
Dentsply Sirona
Competitors

Positioned to Enable the End-To-End Implant Workflow

MSD: Mid-Single Digits
Sales by product category and sales by region pie charts represent 2022 Net Sales
Market size source: management estimates; *Represents Implants, Biomaterials, and Lab Materials Addressable Market

31

32 Customer Retention and New Customer Acquisition Globally 2023E 2026E Implants Lab Materials Regenerative and Digital Services Implants and Prosthetics Solutions Growth Drivers 4 3 2 Continue focus on enhanced clinical education 1 Execute premium / value strategy Improve sales force effectiveness Accelerate digitally connected portfolio MSD: Mid-Single Digits Key Initiatives MSD 3-Year CAGR Sales Growth

Orthodontic Aligner Solutions Business Overview

Key Categories

SureSmile® In-Office Solution



byte® At-Home Solution



byte® Hybrid Solution *(in Pilot)*


Better and better with every byte.

Sales by Category


SureSmile
$0.3B
2022
Net Sales
Byte

Sales by Region


Europe
Rest of World
$0.3B
2022
Net Sales
United States

Market Size

(15%+ Est. LT Growth)


Dentsply Sirona
~$5B
Total Addressable Market
Competitors

Fewer Refinements with Proprietary Technology; Expanded Access Through DTC

DTC: Direct-to-Consumer
Sales by product category and sales by region pie charts represent 2022 Net Sales
Market size source: management estimates; *Represents Aligners Addressable Market

33

Orthodontic Aligner Solutions Growth Drivers

Key Initiatives

1. Improve customer acquisition and conversion rates (DTC and professional)
2. Continue global expansion and market penetration
3. Increase manufacturing and treatment planning efficiency
4. Expand ancillary offerings to customers

Sales Growth



20%+
3-Year CAGR
SureSmile
Byte
2023E
2026E

Scalable Infrastructure to Grow Share and Profitability

DTC: Direct-to-Consumer

34

Essential Dental Solutions Business Overview

Key Categories

Endodontics
X Smart Pro, WaveOne, Reciproq, ProTaper



Restorative
CEREC Tessera, Palodent, SDR Flow+



Preventive
Cavitron, Nupro



Sales by Category


Preventive
Endodontics
$1.4B
2022
Net Sales
Restorative

Sales by Region


Rest of World
United States
$1.4B
2022
Net Sales
Europe

Market Size

(LSD Est. LT Growth)


Dentsply Sirona
~$8B
Total Addressable
Market
Competitors

Trusted Brands with Global Recognition and Presence

LSD: Low-Single Digits
Sales by product category and sales by region pie charts represent 2022 Net Sales

35

Preventive Essential Dental Solutions Growth Drivers 36 Predictable and Efficient Clinical Performance 2023E 2026E Restorative Endodontics 4 3 Improve cost and value proposition to compete across all segments and geographies 2 Continue investing in clinical education and KOL network 1 Refine portfolio through strategic product life-cycle management and SKU optimization Focus incremental innovation on procedural efficiency and clinical performance KOL: Key Opinion Leader, LSD: Low-Single Digits LSD 3-Year CAGR Key Initiatives Sales Growth

Key Value Drivers Digitalization Customer Intimacy Disciplined Execution Levers to Accelerate Profitable Growth 37 Differentiated Customer Experience with Dentsply Sirona ▪ Enable digital dental practice ▪ Drive focused innovation ▪ Manage product lifecycles ▪ Leverage global footprint ▪ Enhance digital content ▪ Strengthen clinical network ▪ Expand reach and channels ▪ Increase engagement ▪ Deliver customized offerings Clinical Education Commercial Excellence Winning Portfolio

Focused Innovation Driving Return on Investment

$180M
(~4% of sales)
R&D Spend

Key Launches

Expanded Milling and Printing Materials



Midwest Energo



Patient Canvas Lab Connectivity

DS CORE

X – Smart Pro+[1]



Ossix Agile


OSSIX Agile

SureSmile Outcome Simulator



Powered by DS Core

Core Capabilities

- Materials Expertise
- Technology Know-How
- Software Engineering

Customer Centric Approach with Disciplined Execution

[1] Pending FDA approval

38

Efficiency Through Life-Cycle Management

SKU Optimization

- **Initial focus on Endodontic and Restorative** categories
- **Less than 15% of products** driving ~90% of revenue
- Many **small SKUs add complexity** with ~375 brands at <$5M revenue
- **Robust data analytics** to plan migration paths and maximize recapture rates
- **Pilot approach** to validate outcomes and gauge customer reception

Future Opportunities

- **Fragmented geographic footprint** creates further simplification opportunity
- **Building capabilities** to deploy for rigorous portfolio lifecycle management
- **Funnel for next wave of opportunities identified** for further evaluation

Expected Outcomes

$30M
'24 - '26 targeted gross profit benefit

Simplified Portfolio

Optimized Footprint

Improved Experience

Rigorous Portfolio Management Process

39

Key Clinical Education Benefits Developing relationships and engaging network of “digital” dentists Reinforcing DS brand and industry leadership Preparing next generation of dental practitioners World-Class Global Scale of DS Academy 40 Customer Engagement with Continuous Learning Around the World 33 Countries worldwide 55 Education centers; 51 with showrooms 416K Courses delivered (2022) Map indicators represent the 20 DS Academies teaching digital dentistry 20 Academies teaching digital dentistry

Education Strengthens Global Clinical Network



500+
attendees from
>40 countries
Implants World Summit



300+
courses hosted in Charlotte each year

~7,000
participants at
2023 DS world events


IMPLANT
SOLUTIONS
WORLD
SUMMIT

3 major KOL international forums
(Endo, Resto, Implant)

University Partnerships

Penn
Universität Basel
University of BRISTOL
BOSTON UNIVERSITY


SAVE THE DATE
Dentsply Sirona
WORLD
DUBAI
ATLANTIS, THE PALM
5-6TH FEBRUARY 2023

>250
education tracks at
4 DS Worlds in 2023



>1,300
PEERS members in
14 countries

KOL: Key Opinion Leader
PEERS: Platform for Exchange of Experience, Research and Science; PEERS was established by Dentsply Sirona in 2006

41

Global Commercial Footprint is an Important Differentiator

4,800+	100+	70% Distr. / 30% Direct	Direct to Patient
Commercial Employees	Countries Business Conducted	Global Channel Breakdown	Infrastructure at Byte / Wellspect

North America

2 Countries / markets

~20% DSO penetration (US)

LATAM

20 Countries / markets

Top 15 Markets[1]



EMEA

69 Countries / markets

~5% DSO penetration

APAC

14 Countries / markets

Evolving Capabilities to Support Digital Customer Needs Globally

DSO: Dental Support Organization
[1] Top 15 markets based on 2022 net sales

42

Digital Platforms Drive Customer and Patient Engagement 43 ▪ ~1M monthly unique visitors ▪ 40% without established dentist ▪ High repeat usage and ratings ▪ AI and human support providing remote care 7 days / week ▪ Currently in pilot phase ▪ Meeting patient needs for broader oral care Patient Engagement App and Support Capabilities Growing Consumer Brand and E-commerce Engine Hybrid Solution with Local Provider Connectivity Expanding Access to Care and Life-Time Value of Customers

44 Our Value Proposition ✓ Comprehensive Portfolio ▪ Cohesive and integrated solutions ▪ Support with clinical and operational workflows ✓ Clinical Education ▪ Global infrastructure to support DSO training ▪ Tailored approach to meet specific needs ✓ DS Core ▪ Additional enterprise-level capabilities ▪ Optionality with cloud-based ecosystem Be Preferred DSO Partner to Realize Growth Potential ✓ Key Account Coverage ▪ Executive level commitment and local presence ▪ Tailored solutions with fewer touchpoints Committed to Win with DSOs DSO: Dental Support Organization +Practice-level Enterprise-level DSO Needs Deliver patient outcome and satisfaction Onboard and retain qualified staff Increase utilization and profitability Manage tech and infrastructure and maintenance cost Ensure security and regulatory compliance Leverage scalable and customizable solutions

Summary 1 2 3 4 45 Largest end-to-end connected portfolio in dental; accretive position in continence care DS Core uniquely positioned to connect clinical workflows and technology Expansive and evolving global education footprint to support customers worldwide Competitive advantage enabled through commercial excellence and execution Accelerating Profitable Growth with Enhanced Customer Experience

Connecting the Future of Dentistry Max Milz GVP, Connected Technology Solutions November 9, 2023

Key Messages 47 Empowering Customers with Confidence in Trusted Workflows Leading the industry forward with innovative solutions that increase our addressable market and connect the future of Dentistry Enabling better patient outcome as well as growth and efficiency for dental practices Driving competitive differentiation with full suite of proprietary and industry-leading digital solutions, enabled by our foundational cloud platform - DS Core Integrating equipment, technology, and workflows to enable high-value dental procedures and accelerate growth

Dentists Across the World Desire Connected Technologies Delivering Predictable Results Through Data and Connected Technology “ “I would expect from one company that all their devices connect very easily. User-friendly functions are incredibly important. I want to be able to focus on the treatment that I deliver. We want predictable results. 48 Dr. Chung Australia Dr. Simpson United Kingdom Dr. Brown USA Voice of Customer Research conducted in 2023 (n=2000+ customers, 3 key markets USA, DE, CN) indicated that cross-category offerings that provide digital integration and convenience are important

Digital Technologies Drive Better Outcomes for Patients and Clinicians Simplifying Dentistry Through Connected Technologies 49 Enabling Growth with higher value procedures Increasing Efficiency by saving time in workflows and reducing costs ▪ See more: fast diagnosis of oral health issues ▪ Introduce new procedures easily ▪ Improve patient conversions ▪ Grow referral network ▪ Collaborate with labs and dentists ▪ Make tools and processes easier to use ▪ Reduce manual effort in workflows ▪ Delegate more tasks ▪ Streamline technology updates ▪ Optimize IT spending Driving Better Patient Experiences and Clinical Outcomes

Growth in High-Value Procedures and Need for Efficiency Gains Drive Adoption of Digital Technologies

Adoption Rates of Digital Technologies



AI and Cloud enable adoption of digital workflows
Dental MRI
AI
Cloud
3D print
Mill
CBCT
Intraoral Scanner (IOS)
2D X-ray
Treatment Centers
Innovators / Early Adopters
Early Majority
Late Majority
Laggards

- **Practice needs to drive tech adoption**
  - **Greater efficiency** (IOS, In-Office Milling, 3D Printing)
  - **Growth** with **higher value / more technology procedures**
- **DS: recognized pioneer in digital dentistry**

Continued Growth Opportunities as Technology Adoption Increases Across Dental Practices

CBCT: Cone Beam Computed Tomography; medical imaging technique used for implants
Source: Dentsply Sirona estimates

50

Simplifying Dentistry with Cloud-based Technology Dentistry today: cluttered IT landscape Dentistry tomorrow: cloud-based ▪ Works on any screen ▪ Simplified IT in practice ▪ Reduced costs ▪ Automatic software updates ▪ One user experience ▪ Easy to service 51

52 Continuously Building Out DS Core Ecosystem to Create Truly Integrated Digital Dentistry DS Core is at the Heart of Our Connected Solutions Simple, secure and connected cloud platform Diagnosis Patient consultation Treatment planning Imaging Intraoral Scanner Trusted Workflow Experience Prevention and Restorative Implants and Prosthetics Aligners Collaboration with peers and labs Computing and storage Open to 3rd party integrations Note: not all capabilities are available today Treatment Centers Milling and Printing DS Digital Technology

Efficiency through equipment management: Connect and remote service IOS, Mills, 3D Printers, Extraoral Imaging DS Core Capabilities Today 53 Equipment management Cloud-based media library In-office milling and printing Enhanced patient consultation Virtual simulations Access to treatment services IOS: Intraoral Scanner

DS Core Capabilities Today Efficiency through patient media library in the cloud: All patient media accessible from anywhere – secure sharing with peers 54 Equipment management Cloud-based media library In-office milling and printing Enhanced patient consultation Virtual simulations Access to treatment services

Efficiency for in-office milling and printing: Trigger milling and printing software – open to 3rd party formats DS Core Capabilities Today 55 Equipment management Cloud-based media library In-office milling and printing Enhanced patient consultation Virtual simulations Access to treatment services

Enabling growth through case acceptance: Flexible patient consultation on any screen and ability to share with patients DS Core Capabilities Today 56 Equipment management Cloud-based media library In-office milling and printing Enhanced patient consultation Virtual simulations Access to treatment services

Growth through case acceptance (“educate more”): Aligner treatment simulation including case complexity and patient sharing DS Core Capabilities Today 57 Equipment management Cloud-based media library In-office milling and printing Enhanced patient consultation Virtual simulations Access to treatment services

Growth through easy access to treatment services: Real-time collaboration with labs and access to DS services like SureSmile 58 DS Core Capabilities Today Equipment management Cloud-based media library In-office milling and printing Enhanced patient consultation Virtual simulations Access to treatment services

59 We Closely Involve Our Customers in the DS Core Roadmap DS Core Innovation Day Across Specialties (October 2023, Zurich SW Engineering Hub) ▪ Key Opinion Leaders from APAC, EMEA, North America and Latin America ▪ Dental specialties (implants, ortho, endo, resto, GPs, labs) ▪ DS clinical experts, engineers and product managers ▪ Discussions on today’s capabilities and future roadmap ▪ Continuously involvement of customers in new feature development and testing Key Opinion Leaders Here Today ▪ Dr. Meena Barsoum ▪ Dr. Shivi Gupta

DS Core Target State: Achieving More with Less

Dentists' revenue challenge:
only ~30% of treatment plans realized[1]

Dentists' efficiency challenges:
staffing, reimbursements, increasing costs[2]

More with Less

See More
Diagnosis

Educate More
Patient Consultation

Do More
Treatment Planning and Services

Patient Clinician Lab

DS CORE

Less Time
Efficient Workflows

Milling workflow up to **30% faster** (-15 min)

Less Cost
IT / Hardware

Lower costs with cloud devices

Less Downtime
Tech. Services

Remote services: **fewer tech visits**

DS Core: Creating the Integrated, Open Platform for Digital Dentistry

[1] Destatis, 2023
[2] Customer Survey 2023

60

Connecting the Industry's Largest Installed Base as Foundation for Digital Leadership

DS CORE

- **Aligners**
- **Implant Services**
- **Lab Services** (Restorative)

	Imaging[1]	Intraoral Scanners	Mills and 3D Printers	Treatment Centers
DS Installed Base	**175,000+**	**60,000+**	**30,000+**	**110,000+**
Usage Data	**600,000,000+** Images every year	**10,000,000+** Scans every year	**6,000,000+** Jobs every year	**250,000,000+** Patient cases

We Have the Right to Win in Digital Dentistry

Source: management estimates, internal data
[1] Intraoral sensors and Extraoral 2D and 3D

61

Milling and Printing: Combining Both Technologies in DS Core

- Through DS Core, growing Milling and Printing by **extending access to 3rd party equipment**
- Attractive **incremental revenue opportunities with +40% revenue for DS** over system lifetime from consumables, accessories
- **90% of dentists** see both technologies as **complementary** or **neutral**[1]



CEREC Primemill
Permanent restorations
(crowns, veneers, inlays)
+5 – 10%
Market Growth
DS CORE
Primescan
Primeprint
Temporary applications
(models, splints, guides)
Expand market through 3rd party partnerships
+20 – 30%
Market Growth

DS has Leading Positions in Both Technologies

Source: management estimates
[1] Stifel Industry update May 29th: Deep Dive on In-Office 3D Printers: Current / Future Adoption Rates: Do you believe dental milling machines and 3D printers are complementary, or do you believe they are cannibalistic (compete against each other)? Answers: 5% highly complementary, 21% complementary, 26% somewhat complementary, 38% neither cannibalistic nor complementary, 5% somewhat cannibalistic, 5% cannibalistic

62

Summary 1 2 3 4 63 Connected Technology Solutions are the backbone of dental practice efficiency and growth DS is a leader in Connected Technology Solutions (brand, installed base, full portfolio) DS Core: integrating the biggest equipment installed base as foundation for digital leadership Connected digital workflows as basis for growth in equipment and procedures

Q&A

Break

Key Opinion Leaders (KOL) Panel Discussion November 9, 2023

Panelists Lauren Seymour VP of Sales, North America Commercial Dr. Shivi Gupta California Clinical Leader, Resident Faculty with CDOCS & international lecturer with more than 19 years of experience Dr. Meena Barsoum Illinois Clinical Leader and recognized technology educator; CAD/CAM & 3D CBCT user since 2010 67

Break

Commercial Excellence Panel Discussion November 9, 2023

Panelists Gerry Campbell GVP, EMEA RCO Bruce Peatey GVP, APAC RCO Andrea Frohning SVP, Chief Human Resources Officer Andrew Robinson SVP, North America RCO 70

Break

Enhancing Performance Through Global Supply Chain Transformation Tony Johnson Senior Vice President, Chief Supply Chain Officer November 9, 2023

Key Messages 73 GSC Improving Profitability and Customer Service QARA: Quality Assurance and Regulatory Affairs Optimizing our manufacturing and distribution network to operate more efficiently, cost effectively and profitably Building a long-term strategic manufacturing and distribution network roadmap Driving tangible improvements through more efficient and standardized Global Supply Chain (GSC) business processes Building strong partnerships between GSC, QARA and R&D

Strategic Objective Global Supply Chain Alignment Achieve Annual Growth & Margin Commitments ▪ Back-order levels and make-to-order product lead times at targeted levels ▪ Achieving 2023 cost savings commitments 74 Enhance & Sustain Profitability ▪ Partnering with SKU Optimization team to drive cost out of the network ▪ Announced closure of 3 internal manufacturing locations and 1 distribution center Accelerate Enterprise Digitalization ▪ Dedicated resources on ERP Modernization team ▪ Deployed Kinaxis Demand Planning solutions globally Win in Aligners & Implants ▪ Balance insourcing / outsourcing opportunities ▪ Site consolidation to improve lead times Create High-Performance Culture ▪ Dedicated senior level GSC Transformation team ▪ Increasing employee engagement through management system and town halls Global Supply Chain Alignment to DS Strategic Objectives GSC: Global Supply Chain

Current Supply Chain Network 75 Manufacturing and Distribution Network with Global Presence and Opportunity 29 Manufacturing Sites in 14 Countries 73 Distribution Sites in 30 Countries 9 3 LATAM USA 11 13 Americas 12 Sites EMEA 14 Sites APAC 3 Sites Middle East Europe 1 1India China Japan 10 7 LATAM USA / Canada 25 12 Americas 17 Sites EMEA 29 Sites APAC 27 Sites Middle East Europe 3 3India China 2 Africa Japan 4 ANZ 16 Rest of Asia

Approach Execution 76 ▪ Dedicated cross-functional supply chain transformation team driving improved decision making and project execution ▪ Insource / outsource based on core Mfg competencies ▪ Consolidate sites to increase scale and leverage ▪ Optimize freight and distribution network Deliver Near-Term Value and Efficiency Through Network Simplification Desired Outcomes ✓ Simplify network and product flows ✓ Reduce lead times and improve sustainability ✓ Reduce total delivered cost and inventory ▪ Announced closure of 3 Mfg sites (2 of 3 completed ‘23) ▪ Closed 1 distribution center ▪ Projects currently in execution and identified opportunities expected to deliver at least $30M of GM expansion by '26 Non-Negotiables Safety and Quality Regulatory ComplianceProduct Fulfillment Near-Term Network Optimization

Significant Opportunities for Current Plan and Beyond 77 Manufacturing Goals 1. Continued Site Consolidation ▪ Leverage SKU optimization workstream ▪ Reduce footprint by additional 15% – 25% ▪ Reduce cost through leverage and efficiency 2. China for China ▪ Increase locally manufactured products for China 3. Balance Footprint ▪ Increase manufacturing presences in more cost-efficient markets Distribution Goals 1. Design Network to Geographic Market Delivery Requirements Tailored to Product Categories 2. Optimize Hub and Spoke Distribution Network ▪ Drive inventory efficiency ▪ Improve transportation and freight efficiency 3. Drive Automation ▪ NextGen ERP will unlock efficiencies ▪ Automate hub distribution centers Strategic Planning Process Underway GHG = Greenhouse Gas ✓ Unlock value in our manufacturing and distribution network ✓ Reduced costs and inventory levels, while shortening lead times and reducing GHG impact

Standardize and Leverage GSC Business Processes Planning and Procurement Goals Engineering and Operational Excellence Goals ▪ Drive improved forecast accuracy through technology and process ▪ Reduce Days of Inventory on Hand (DIOH) by a minimum of 15 days by ‘26 ▪ Driving proactive procurement process including: – Direct material savings – Supplier consolidation – Dual sourcing ▪ Execute indirect spending initiatives ▪ Centralized resources driving standardized processes and best practice across GSC ▪ Increase focus on both digital and physical automation across both mfg. and dist. ▪ Developing 3-year cost savings pipeline for all sites ▪ Execute ESG cost savings projects with a focus on: – Packaging – Energy, water and waste – Transportation Driving Continuous Improvement Through Disciplined Execution 78 GSC: Global Supply Chain

79 Culture Organization Process ▪ Shifting from siloed approach in GSC, QARA and R&D ▪ Defining jointly owned 2024 KPIs ▪ Executing with continuous improvement mindset ▪ GSC / QARA fully aligned direct staff to GBU model ▪ Structuring to enhance focus on supplier quality ▪ Creating capacity and expanding capabilities ▪ Embedding GSC + QARA earlier in New Product Development process ▪ Build GSC + QARA KPI in the innovation process Win as ONE Team Building Cross Functional Partnerships – GSC + QARA + R&D GSC: Global Supply Chain, QARA: Quality Assurance and Regulatory Affairs

Summary 1 2 3 4 80 Positioning Global Supply Chain as a Competitive Advantage Delivering tangible near-term results through early transformation actions Developing further cost reductions through additional mfg and distribution footprint opportunities Unlocking organizational capacity and efficiency through business practices harmonization and ERP modernization Partnering cross functionally to accelerate growth and drive results

Financial Review Glenn Coleman Executive Vice President, Chief Financial Officer November 9, 2023

Key Messages 82 Building a Strong Foundation for Long-Term Outperformance Clear strategy to deliver above market sales growth fueled by innovation and disciplined execution Confident in path to $3.00 adjusted EPS target by 2026 Double-digit adjusted EPS growth expected in 2024 Increased capital deployment with a plan to return ~75% of free cash flow to shareholders while maintaining low leverage

2023 Initial 2024 Projections Sales Organic Growth Adj. EBITDA Margin Adj. EPS Current Outlook (as of 3Q23 Earnings Call) $3.90B – $3.94B ~1% >17% $1.80 – $1.85 83 Moving from Year of Transition in ‘23 to Year of Inflection in ‘24 ▪ Double-digit adj. EPS growth expected in ‘24 ▪ Adj. EBITDA margin +100 bps vs. 2023 ▪ Commercial investments in DSOs, implants and aligners deliver returns ▪ Macro environment remains challenging 2024

Enabling Performance and Driving Margin Improvement

Where We Were	Where We Are Going *('24 – '26)*
▪ Siloed, inefficient organization	▪ Streamlined organization ▪ On track to deliver **$200M+** in annualized savings
▪ ~30K SKUs in Endodontics/Restorative evaluated for SKU optimization	▪ **~12K** SKUs, ~60% reduction ▪ Disciplined product lifecycle management process
▪ 29 manufacturing sites; 73 distribution sites	▪ **3** announced plant closures; **1** DC consolidated ▪ **15% – 25% incremental manufacturing footprint reduction**
▪ 14 ERP systems ▪ Suboptimal, inefficient, not integrated	▪ **1 common ERP system** ▪ Integrated infrastructure with increased automation
▪ Inconsistent NPD process and launch cadence	▪ Focused, effective NPD process

Transforming to Deliver +500 bps of EBITDA Margin Improvement Over Next 3 Years

DC: Distribution Center
NPD = New Product Development

84

ERP Transformation

Success Factors

- **Leverage best practices for limited risk**
  - Not complete overhaul; ~40% of revenue already flows through next-gen platform
- **Minimize customization**
  - Robust design blueprint to reduce complexity
  - Global standard processes
- **Utilize phased approach**
  - Deployments start 1H24
  - Multi-year project (3-4 years)
  - ~$135M investment
- **Maintain organizational change readiness**

Benefits

- Improved customer experience
- Informed decision making
- Increased operational efficiency
- Enhanced compliance and controls
- Easier M&A integration

ERP Modernization Critical Foundation to Long-Term Success

85

3-Year Financial Targets



Metric	3-Year Targets
Organic Growth CAGR	4% – 6%[1]
Adj. EBITDA Margin	+500 bps
Adj. EPS Target	$3.00 in 2026
FCF Conversion	~100%

Key Assumptions

3% – 5%	~4%	21%
TAM growth	R&D % of sales	Tax rate

Key Enablers

- Organic sales growth in-line or above market
- Return on growth investments
- Winning portfolio
- Transformation initiatives
- High-performance culture

Strategies in Place to Make Meaningful Financial Progress

[1] Assumes non-recessionary, normalized macro environment, including patient traffic

86

Achieve 4% to 6% Organic Sales Growth 87 Improving Growth Through Innovation, Investment and Execution Key Enablers Regular cadence of new product launches Above market aligner growth Implants return to market growth Focus on commercial and clinical education2023E Sales Orthodontic and Implant Solutions Connected Technology Solutions Essential Dental Solutions Wellspect Healthcare 2026E Sales +4% - 6% CAGR~$3.9B $4.4B – $4.7B Leveraging DS Core and connected digital installed base

2023E Organic Growth Restructuring Savings Global Operations Transformation Aligners Profitability ERP Modernization 2026E Key Enablers Increased volume leverage Fewer SKUs and a more efficient mfg. footprint Efficiency and improved execution Multiple Levers Drive Margin Expansion 88 Meaningful Margin Expansion with Many Initiatives Underway or Nearing Completion >17% >22% Adj. EBITDA Margin +500 bps ERP transformation

Building Blocks to $3.00 Adj. EPS Target


$1.80 - $1.85
$0.40 - $0.45
~4% organic growth CAGR
~$0.30
Run-rate savings of ~$200M by mid-'24
~$0.20
Supply Chain Transformation
SKU Optimization
~$0.05
Byte customer conversion and lower financing costs
~$0.05
SG&A reduction in '26
~$0.15
Share buyback; net investment hedge income
Offset by higher tax rate
$3.00
2023E Outlook Range
Organic Growth
Restructuring Savings
Global Operations Transformation
Aligners Profitability
ERP Modernization
Share Count, Tax and Other Expenses
2026E

EPS Improvement Initiatives Underway

89

Enhancing Free Cash Flow 90 Free Cash Flow Targeted at ~100% Conversion by 2026 60% - 70% $368M ~$150M $600M+ 81% 100% $0M $100M $200M $300M $400M $500M $600M $700M 2022 2023E 2026E Free Cash Flow Conversion Key Drivers 2023 restructuring cash outlays Improved profitability Working capital optimization; improve DIOH by 15 days Prioritizing high-return investments and NPD Long-Term Free Cash Flow ~40% DIOH = Days of Inventory on Hand NPD = New Product Development

Disciplined Capital Allocation Strategy 91 Balanced Strategy with Planned Increase in Cash Returned to Shareholders Capital Deployed 2021 – 2023E $1.7B Go Forward Priorities Capital Expenditures Dividends Share Repurchases M&A Reinvest for Growth and Efficiency (Capital Expenditures) ▪ High-return projects; ERP modernization ▪ Network and SKU simplification shifts from maintenance to growth capex Pursue M&A ▪ Tuck-in acquisitions to enhance growth profile and do not require significant integration Grow Dividends Opportunistic Share Repurchases Maintain Strong Balance Sheet ▪ Targeting leverage at or below 2.5x ~75% of free cash flow

M&A Framework 92 Focused on Strategic Tuck-in Opportunities without Major Integration Requirements Financial Fit Strategic Fit Feasibility Fit ▪ Accretive sales growth and margin rates ▪ Accretive to EPS within 2 years ▪ ROIC > XRAY cost of capital ▪ Addresses customer and market needs ▪ Capabilities enhancement ▪ Strengthens / differentiates portfolio ▪ Internal capabilities ▪ Location ▪ Competitive advantage 321

$0.43 $0.50 $0.56 2021 2022 2023E 220 216 ~213 2021 2022 2023E Increasing Return of Cash to Shareholders 93 Returning ~75% of Free Cash Flow to Shareholders Over the 3-Year Period Annual Dividends Per Share Diluted Share Count Dividends ▪ Expect dividend growth in-line with earnings growth through 2026E ▪ 12% dividend increase announced in 1Q23 ▪ Attractive payout ratio relative to peers Share Repurchases Additional $1B share repurchase authorization ▪ Variability on returning free cash flow to shareholders will depend on M&A activity ▪ Reduce share count while retaining M&A optionality

Delivering Profitable Growth… 94 … to Maximize Total Shareholder Return Well-Positioned in an Attractive Industry Disciplined Capital Allocation Roadmap to Accelerate Profitable Growth ▪ Broad portfolio >45% digitally-connected ▪ Trusted brands and strong positions across multiple categories ▪ Well-positioned to benefit from long-term dental industry trends ▪ Strategic objectives focus on high-growth categories ▪ Delivering a regular cadence of new products launches ▪ Gross margin expansion through SKU optimization and supply chain transformation ▪ SG&A optimization ▪ Clear strategy enabled by the DS Operating Model ▪ Healthy balance sheet and strong cash flow generation ▪ Dividend growth in line with earnings growth ▪ Improving free cash flow generation to enable 100% conversion

Q&A

Closing Remarks November 9, 2023

Creating Value for Shareholders 97 1 2 3 4 Dental is an attractive industry with DS well-positioned for profitable growth by executing on clear strategy Transformation plans will shape a more durable, nimble and faster growing business over the long-term Winning portfolio with sustainable competitive advantages including global scale and digital dentistry solutions New leadership team driving a high-performance culture with focus on execution, accountability and value creation

Appendix

Non-GAAP Measures Definitions 99 Organic Sales The Company defines "organic sales" as the reported net sales adjusted for: (1) net sales from acquired businesses recorded prior to the first anniversary of the acquisition; (2) net sales attributable to disposed businesses or discontinued product lines in both the current and prior year periods; and (3) the impact of foreign currency changes, which is calculated by translating current period net sales using the comparable prior period's foreign currency exchange rates. Adjusted Operating Income and Margin Adjusted operating income is computed by excluding the following items from operating income (loss) as reported in accordance with US GAAP: (1) Business combination related costs and fair value adjustments. These adjustments include costs related to consummating and integrating acquired businesses, as well as net gains and losses related to the disposed businesses. In addition, this category includes the post-acquisition roll-off of fair value adjustments recorded related to business combinations, except for amortization expense of purchased intangible assets noted below. Although the Company is regularly engaged in activities to find and act on opportunities for strategic growth and enhancement of product offerings, the costs associated with these activities may vary significantly between periods based on the timing, size and complexity of acquisitions and as such may not be indicative of past and future performance of the Company. (2) Restructuring related charges and other costs. These adjustments include costs related to the implementation of restructuring initiatives, including but not limited to, severance costs, facility closure costs, and lease and contract termination costs, as well as related professional service costs associated with these restructuring initiatives and global transformation activity. The Company is continually seeking to take actions that could enhance its efficiency; consequently, restructuring charges may recur but are subject to significant fluctuations from period to period due to the varying levels of restructuring activity, and as such may not be indicative of past and future performance of the Company. Other costs include charges related to legal settlements, executive separation costs, write-offs of inventory as a result of product rationalization, and changes in accounting principles recorded within the period. This category also includes costs related to the recent investigations, related ongoing legal matters and associated remediation activities which primarily include legal, accounting and other professional service fees, as well as turnover and other employee-related costs. (3) Goodwill and intangible asset impairments. These adjustments include charges related to goodwill and intangible asset impairments. (4) Amortization of purchased intangible assets. This adjustment excludes the periodic amortization expense related to purchased intangible assets, which are recorded at fair value. Although these costs contribute to revenue generation and will recur in future periods, their amounts are significantly impacted by the timing and size of acquisitions, and as such may not be indicative of the future performance of the Company. (5) Fair value and credit risk adjustments. These adjustments include the non-cash mark-to-market changes in fair value associated with pension assets and obligations, and equity-method investments. Although these adjustments are recurring in nature, they are subject to significant fluctuations from period to period due to changes in the underlying assumptions and market conditions. The non-service component of pension expense is a recurring item, however it is subject to significant fluctuations from period to period due to changes in actuarial assumptions, interest rates, plan changes, settlements, curtailments, and other changes in facts and circumstances. As such, these items may not be indicative of past and future performance of the Company. Adjusted operating income margin is calculated by dividing adjusted gross profit by net sales. Adjusted Gross Profit Adjusted gross profit is computed by excluding from gross profit the impact any of the above adjustments that affect either sales or cost of sales. Adjusted Net Income (Loss) Adjusted net income (loss) consists of net income (loss) as reported in accordance with US GAAP, adjusted to exclude the items identified above, as well as the related income tax impacts of those items. Additionally, net income is adjusted for other tax-related adjustments such as: discrete adjustments to valuation allowances and other uncertain tax positions, final settlement of income tax audits, discrete tax items resulting from the implementation of restructuring initiatives and the windfall or shortfall relating to exercise of employee share- based compensation, any difference between the interim and annual effective tax rate, and adjustments relating to prior periods. These adjustments are irregular in timing, and the variability in amounts may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes. Adjusted EBITDA and Margin In addition to the adjustments described above in arriving at adjusted net income, adjusted EBITDA is computed by further excluding any remaining interest expense, net, income tax expense, depreciation and amortization. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by net sales. Adjusted Earnings (Loss) Per Diluted Share Adjusted earnings (loss) (EPS) per diluted share is computed by dividing adjusted earnings (loss) attributable to Dentsply Sirona shareholders by the diluted weighted average number of common shares outstanding. Adjusted Free Cash Flow and Conversion The Company defines adjusted free cash flow as net cash provided by operating activities minus capital expenditures during the same period, and adjusted free cash flow conversion is defined as adjusted free cash flow divided by adjusted net income (loss). Management believes this Non-GAAP measure is important for use in evaluating the Company’s financial performance as it measures our ability to efficiently generate cash from our business operations relative to earnings. It should be considered in addition to, rather than as a substitute for, net income (loss) as a measure of our performance or net cash provided by operating activities as a measure of our liquidity.

100 Reconciliation of Non-GAAP Financial Measures Adjusted Free Cash Flow Conversion (unaudited) A reconciliation of adjusted free cash flow conversion for the year ended December 31, 2022, is as follows: (in millions, except percentages) 2022 Net cash provided by operating activities $517 Capital Expenditures (149) Adjusted free cash flow 368 Net loss attributable to Dentsply Sirona ($950) Amortization of Purchased Intangible Assets 153 Restructuring Related Charges and Other Costs 144 Goodwill and Intangible Asset Impairments 1,032 Business Combination Related Costs and Fair Value Adjustments 7 Fair Value and Credit Risk Adjustments 33 Income Tax Related Adjustments 33 Adjusted net income attributable to Dentsply Sirona $452 Adjusted free cash flow conversion 81%

Speaker & Leadership Bios

Speakers & Leadership Team Simon Campion joined Dentsply Sirona as President and Chief Executive Officer as well as a member of the Board of Directors in September 2022. Mr. Campion previously served as Executive Vice President & President of the Interventional and Medical segments at BD (Becton, Dickinson and Company). When BD acquired C. R. Bard in 2017, he initially led the integration of the BD & Bard Surgery businesses into a single business unit and upon taking on the role of Executive Vice President & President of Interventional, a $4.2 billion segment in 2021, led the broader segment through integration, and oversaw the global strategic, financial and innovation performance of the segment. Mr. Campion’s leadership generated revenue growth at scale through expansion of the segment’s organic innovation agenda and acceleration of its M&A objectives. Prior to BD’s acquisition of C. R. Bard, Mr. Campion held several leadership roles across the C. R. Bard organization in the U.S. and Internationally, including President of the Surgery business unit. Previously he held marketing and R&D roles at Cook Medical and Boston Scientific. Mr. Campion earned a Bachelor of Engineering and Ph.D. in Mechanical Engineering from the University of Limerick, Ireland and an MBA from the Open University in the UK. Simon Campion President and Chief Executive Officer 102 Glenn Coleman has served as Executive Vice President, Chief Financial Officer of the Company since September 2022. Mr. Coleman previously served as Executive Vice President & Chief Operating Officer at Integra Lifesciences Holdings Corporation; a role held since 2019. As Chief Operating Officer, Mr. Coleman led operations and most of Integra’s talent force, including clinical, R&D, manufacturing, and quality functions while also leading the international team. Mr. Coleman was previously Integra’s Chief Financial Officer overseeing the finance department, including accounting and financial reporting, budgeting, internal audit, tax, treasury, investor relations, and information technology while also leading the international business. Prior to Integra, Mr. Coleman spent 25 years in financial management positions with leading global businesses, including Curtiss-Wright Corporation and Alcatel-Lucent, and began his career at PricewaterhouseCoopers LLP. Mr. Coleman earned a Bachelor of Science from Montclair State University and has been a CPA in New Jersey for more than 25 years. Glenn Coleman EVP, CFO

Speakers & Leadership Team Andreas Frank serves as EVP, Chief Business Officer at Dentsply Sirona. Mr. Frank, who joined the company in April 2022, is a seasoned executive with broad background in driving business and portfolio growth, developing talent and strategic deployment and execution. He joined Dentsply Sirona from his position as President Front Line Care at Baxter. Previously, he spent 10 years at Hillrom, where he held leadership positions in the areas of Development, Strategy and Transformation to finally serve as Senior Vice President and President Front Line Care for over 3 years. From this position, he managed a global business with more than 2,500 employees in over 25 countries, and achieved high single digit growth through organic initiatives as well as M&A. Prior to Hillrom, Mr. Frank served first as Vice President Business Development and then as Director Corporate Development at Danaher Corporation, where he focused on building out the dental platform which was subsequently spun out as a public company. Mr. Frank holds a German Master’s Degree in Economics and Business Administration, awarded by the Otto Beisheim School of Management in Koblenz (Germany), and an MBA from The University of Texas in Austin, McCombs School of Business. Andreas Frank EVP, Chief Business Officer 103 Max Milz joined Dentsply Sirona in January 2021 to lead the company’s clinical software and services business and to drive the transition to a new cloud platform. In his role as Group Vice President Connected Technology Solutions at Dentsply Sirona, he is responsible for the company’s equipment, software, and cloud platform businesses globally, including Imaging, CAD/CAM and Treatment Centers. Mr. Milz has strong leadership experience in high tech industries. Before joining Dentsply Sirona he was part of Siemens AG for 12 years. There he worked across the company’s businesses with a focus on strategy and digital transformation, particularly in the healthcare and digital automation businesses. His last position was Senior Partner Management Consulting. During his time at Siemens, Mr. Milz worked across globe, thereof 5 years in China, reporting to the CEO of Siemens China. Mr. Milz holds degrees from Harvard University, USA (Master in Public Policy) and the University of Cambridge, UK (BA/MA Cantab in Environment, Law and Economics). Max Milz GVP, Connected Technology Solutions

Speakers & Leadership Team Tony Johnson is the Chief Supply Chain Officer of Dentsply Sirona. Before joining Dentsply Sirona in November 2022, Mr. Johnson served as the President of Global Products and Supply Chain at Cardinal Health where he led upstream product marketing, research and development, and the medical segment global supply chain. Prior to that, he was Senior Vice President of Operations at Becton Dickinson (BD) / CR Bard where he was responsible for their Interventional Segment and spent 25 years with Baxter International where he held positions leading operations both in the United States and internationally. He is a seasoned operations executive with 30 years of global experience across engineering, manufacturing, supply chain and procurement in the medical device business with a strong history of delivering results. His successful career path includes roles as an executive leadership / corporate officer and in quality system leadership, lean operating system implementation, new product development, global and regional leadership and multi-site management. Mr. Johnson received his bachelor’s degree in industrial engineering from the University of Arkansas. Tony Johnson SVP, Chief Supply Chain Officer 104 Lauren Seymour joined Dentsply Sirona in December 2020 and currently leads all product sales for North America. She is focused on providing digital workflow solutions to dental practices across the U.S. to enhance the patient experience, increase practice efficiencies and expand their suite of offerings for growth. Previously, Ms. Seymour was with Philips Healthcare where she was the U.S. Market Leader for their Therapeutic Care business. During her over 20-year tenure at Philips, she managed various North American sales channels, including Diagnostic Cardiology, Hospital Respiration Care and Emergency Care and Resuscitation. She worked within both direct and indirect channels to drive substantial business growth. Her leadership skills were recognized in 2018 with the CEO Leadership Award as well as the Philips Inspirational Leadership Award in 2019. Ms. Seymour is on the Advisory Board of WinDSO (Women in Dental Support Organizations). WinDSO is committed to serve as a platform to advance and promote bright women leaders across the DSO space. Lauren graduated from Spring Hill College in Mobile, Alabama, with a Bachelor of Business Administration. Lauren Seymour VP of Sales, North America Commercial

Speakers & Leadership Team Andrea Frohning joined Dentsply Sirona as Senior Vice President, Chief Human Resources Officer in July 2023. She has over twenty-five years of experience in diverse business environments and industries including consumer products, industrial manufacturing, healthcare, distribution and financial services. Before joining Dentsply Sirona, Ms. Frohning served as Chief Human Resources Officer of Premier Incorporated. Prior to Premier she was the Chief Human Resources Officer at Patterson Dental between 2018 and February 2023 and at Snyder’s-Lance between 2016 and 2018. Ms. Frohning also served as Vice President Human Resources at Crane Co. from 2013 to 2016. Previously, she held various leadership positions at Hubbell, General Electric and Pepsi Bottling Group. Ms. Frohning holds a Master’s Degree in Human Resources and Industrial Relations as well as a Bachelor of Science in Development and Family Studies from the University of Illinois. Andrea Frohning SVP, Chief Human Resources Officer 105 Andrew Robinson is Senior Vice President, North America Regional Commercial Organization (RCO) at Dentsply Sirona. A globally experienced executive with a customer-first, growth-oriented mindset, he has a long and distinguished track record of delivering outstanding results in complex environments and fostering a culture of engagement and accountability. Mr. Robinson joined Dentsply Sirona in March 2022 from the medical company, Coloplast, where he served as Senior Vice President for Emerging Markets. Previously, he was Vice President, Surgical for the APAC region of Alcon as well as Vice President and GM for Stryker Corporation’s Medical and Surgical Equipment business in Tokyo. Earlier in his career, he held positions of increasing responsibility in Sales and Marketing, starting as a sales representative and progressing through sales training, management, and global product management. Mr. Robinson, a United States Air Force veteran, earned an MBA in Global Strategic Management and Marketing from the University of Wisconsin and holds a bachelor’s degree in Atmospheric Sciences from the Ohio State University. Andrew Robinson SVP, North America RCO

Speakers & Leadership Team Bruce Peatey is the Group Vice President for the Asia Pacific (APAC) RCO, leading Japan, China, Hong Kong, Taiwan, South Korea, Australia, New Zealand, Philippines, Southeast Asia, and India. Mr. Peatey joined Dentsply Sirona in 2022 and brings more than 25 years of experience to his current role. Prior to joining Dentsply Sirona, Mr. Peatey was the Vice President Regional Business Unit, Connected Health & Commercial at Excellence Baxter International APAC. Prior to that he worked with Hillrom as Vice President & General Manager Australia & New Zealand. Mr. Peatey is a senior healthcare industry commercial leader, experienced in large medical device and entrepreneurial biotechnology companies. His successful career history is based on strong competency in sales, strategy, marketing, and the knowledge of the Asia Pacific region. He received his bachelor’s degree in medical laboratory science from Queensland University of Technology and has an MBA from Griffith University, both in Brisbane, Australia. Bruce Peatey GVP, APAC RCO 106 Gerry Campbell joined Dentsply Sirona 2007 as Vice President and General Manager of the DENTSPLY UK and Ireland business. Mr. Campbell became Group Vice President Dentsply Sirona Northern EMEA in January 2019 and held other Vice President and General Manager roles at Dentsply Sirona before that. He became Group Vice President Commercial EMEA October 2020. In his role, Mr. Campbell is leading the Northern RCO and have the following RCOs report to him: RCO DACH, RCO Southern, RCO Eastern. Prior to joining Dentsply Sirona, Mr. Campbell had a 21-year career with Cookson Group plc, 14 years in EMEA manufacturing leadership roles and 7 years in global marketing. During this period, he gained experiences in six sigma, manufacturing processes & restructuring and in new product development. Mr. Campbell’s undergraduate studies were in Mechanical Engineering at the University of Strathclyde, and he received his MBA from Glasgow Caledonian University. He is based at Dentsply Sirona’s UK&I headquarters in Weybridge. Gerry Campbell GVP, EMEA RCO

Speakers & Leadership Team 107 Rich Rosenzweig is the Senior Vice President, Corporate Development, General Counsel and Secretary of the Company and he serves as a member of the company’s Management Committee. Most recently, he served as Senior Vice President, General Counsel & Secretary at AngioDynamics where he led the legal department including compliance and served as Secretary to the Board for this publicly traded medical device company. Previously, he held several roles during his more than ten years at C. R. Bard Inc., including serving as Vice President, Law & Assistant Secretary, and being a Member of the Corporate Management Committee. Other previous experiences include General Counsel roles at other public companies and a leading role at Johnson & Johnson. He is a member of the Director’s Leadership Council at Rutgers Biomedical and Health Sciences and has served as a member of the Rutgers Cancer Institute of New Jersey Director’s Leadership Counsel for 15 years. Mr. Rosenzweig earned his law degree from Boston University School of Law and holds a Bachelor of Arts, Psychology, from Brandeis University. Rich Rosenzweig SVP, Corporate Development, General Counsel & Secretary Emily Miner SVP, Chief Quality Officer Emily P. Miner joined Dentsply Sirona as Senior Vice President, Chief Quality Officer in May 2023. Before joining Dentsply Sirona, Ms. Miner served as Senior Vice President, Global Quality and Regulatory, at Terumo Cardiovascular (“TCV”) since 2018. In addition to her core Quality & Regulatory responsibilities there, she was also accountable for Quality and Regulatory business development activities, acquisition due diligence, and facility optimization/tech transfer activities. Prior to TCV, she was with PwC PRTM Management Consultants, Hospira, and Boston Scientific. Ms. Miner is a proven strategic leader with more than 15 years of experience in Quality and Regulatory leadership in the medical device and pharmaceutical industries. Her experience in all elements of Quality and Regulatory management includes a Consent Decree remediation, several general quality system remediations, extensive global regulatory inspection preparation and management, stage gate development projects, strategic program management, and global quality operations. Ms. Miner holds a Bachelor of Science in Bioengineering from the University of Pittsburgh and a Master of Engineering Management from Duke University.

Speakers & Leadership Team 108 Rodrigo Canelhas joined Dentsply Sirona in 2010 where he currently serves as Group Vice President for the LATAM RCO, including 20 countries. Mr. Canelhas boasts a 24-year career in management roles in startups and leading multinationals from the health care, consumer goods and telecom industries such as Ambev (AB Inbev), Souza Cruz (BAT), Danone and Telefonica. He is responsible for the start-up of a Sirona subsidiary in Brazil from scratch. Under his leadership and innovative customer-centric B2C approach, the subsidiary reached a consolidated breakeven in its first 12 months and increased business by 1000% in just three years. He also led the integration of Dentsply, Sirona and VIPI in Brazil and in the whole LATAM. Our LATAM RCO has grown revenue at 9% CAGR since 2017. Before joining Dentsply Sirona, he was responsible for managing six product lines and a distribution network with eight distributors throughout Brazil at Stryker. Mr. Canelhas and his team led an increase in sales of more than 50% CAGR from 2006 to 2009. Mr. Canelhas holds a degree in Advertising and Marketing and an MBA from ESPM (Higher School of Advertising and Marketing). He also specialized in Business Strategy at the University of São Paulo and in Business Management at Fundação Dom Cabral. In 2019, he participated in the EIP, Exponential Innovation Program, at Singularity University in California, USA. Rodrigo Canelhas GVP, LATAM RCO Erania Brackett SVP, Orthodontic Aligner Solutions & Customer Experience, and Head of Sustainability Erania Brackett is currently Senior Vice President, Orthodontic Aligner Solutions & Customer Experience, and Head of Sustainability for Dentsply Sirona. Ms. Brackett has served in that position since April 2023. Ms. Brackett is responsible for leading Dentsply Sirona's efforts to enhance the customer experience across multiple areas, including brand management, pricing, clinical education, digital marketing, and key opinion leader governance and programs. Additionally, she is responsible for the rapidly growing orthodontic aligner solutions business, including DTC-focused Byte brand and B2B-focused SureSmile brand. Prior to that time, Ms. Brackett served as Senior Vice President and Chief Marketing Officer for Dentsply Sirona from August 2021 to March 2023. Prior to Dentsply Sirona, she worked at Medtronic, as Vice President, Global Commercial Marketing, Patient Management, Cardiac Rhythm & Heart Failure division and previously as Senior Director, Patient Management Global Commercial Marketing. She began as Senior Director, Global Hardware and Software Operations. Before joining Medtronic, she worked at GE Healthcare for 15 years and held various commercial and operational leadership roles. Ms. Brackett holds a bachelor’s degree in Chemical Engineering from Tuskegee University and is pursuing an Executive MBA at Emory University’s Goizueta School of Business.

Speakers & Leadership Team Andrea Daley VP, Investor Relations 109 Andrea Daley is the Vice President, Investor Relations for Dentsply Sirona. Ms. Daley joined Dentsply Sirona in 2021 and brings nearly 20 years of healthcare industry and corporate finance experience to her current role. Before joining Dentsply Sirona, she worked at McKesson Corporation, as Senior Director, Financial Planning & Analysis for the CoverMyMeds business. As a financial business partner, she helped drive business growth and profitability while also leading several integration initiatives. Prior to McKesson, Ms. Daley spent 16 years at Cardinal Health in a variety of financial, strategic, and operational roles. She served in several financial planning & analysis roles across different businesses as well as enterprise level finance and accounting roles. In her time at Cardinal Health, Ms. Daley also had experience stepping into leadership roles outside of finance to drive transformational initiatives and support commercial teams. Ms. Daley holds a bachelor’s degree in Finance and Business Economics from Ohio University and is a member of NIRI, the National Investor Relations Institute.

Key Opinion Leaders Dr. Shivi Gupta Clinical Leader 110 Dr. Shivi Gupta owns a practice in San Diego, California that is focused on CAD / CAM and CBCT technology. She completed advanced education in general dentistry residency at The University of Texas Health Science Center in San Antonio and graduated from dental school at the University of Manitoba, Canada. Over the course of her 20 years in practice, her passion for digital technology has led her to use CAD / CAM to its fullest potential for crown bridges, implants, smile design appliances, and Suresmile clear aligners. Dr. Gupta is a Resident Faculty with CDOCS, a Clinical Leader for Imagen Dental Partners, a KOL for Dentsply Sirona, a Beta Tester for Dentsply Sirona, a Field Tester for various dental companies, and an advanced trainer for Patterson in the San Diego area. She has lectured internationally on CAD / CAM and digital dentistry. Dr. Meena Barsoum practices general and implant dentistry in Chicago, IL, and serves as Resident Faculty in the CAD / CAM division at CDOCS. Dr. Barsoum has been a CAD / CAM and 3D CBCT user for over a decade and currently trains doctors worldwide on CEREC and guided implant surgery. He started Impressive Smiles in 2010 and currently maintains a thriving practice centered around CAD / CAM, implants, and digital dentistry. Dr. Barsoum also serves as Clinical Leader for Imagen Dental Partners, the nation’s fastest-growing dental partnership organization. Dr. Barsoum has two young boys and enjoys boating on Lake Michigan. He is also currently completing an MBA program at the University of Illinois. Dr. Meena Barsoum Clinical Leader